United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-3947

(Investment Company Act File Number)

Federated U.S. Government Securities Fund: 1-3 Years
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 2/28/2010

Date of Reporting Period:  2/28/2010

Item 1.                      Reports to Stockholders

Federated U.S. Government Securities Fund: 1-3 Years

ANNUAL SHAREHOLDER REPORT

February 28, 2010

Institutional Shares
Institutional Service Shares
Class Y Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND FUND OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.85	$10.80	$10.39	$10.39	$10.54
Income From Investment Operations:
Net investment income	0.19	0.34	0.48	0.48	0.36
Net realized and unrealized gain (loss) on investments and futures contracts	0.03	0.05	0.41	(0.00)[1]	(0.15)
TOTAL FROM INVESTMENT OPERATIONS	0.22	0.39	0.89	0.48	0.21
Less Distributions:
Distributions from net investment income	(0.19)	(0.34)	(0.48)	(0.48)	(0.36)
Net Asset Value, End of Period	$10.88	$10.85	$10.80	$10.39	$10.39
Total Return[2]	2.03%	3.71%	8.82%	4.72%[3]	2.07%[3]
Ratios to Average Net Assets:
Net expenses	0.44%	0.40%	0.31%	0.31%	0.38%
Net investment income	1.72%	3.13%	4.58%	4.62%	3.47%
Expense waiver/reimbursement[4]	0.17%	0.29%	0.29%	0.42%	0.38%
Supplemental Data:
Net assets, end of period (000 omitted)	$346,571	$333,961	$268,001	$222,699	$212,063
Portfolio turnover	259%	163%	113%	167%	45%
1	Represents less than $0.01.
2	Based on net asset value.
3	During the years ended February 28, 2007 and 2006, the Fund was reimbursed by an affiliated shareholder services provider, which had an impact of 0.15% and 0.09%, respectively, on the total return.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights - Institutional Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.85	$10.80	$10.39	$10.39	$10.54
Income From Investment Operations:
Net investment income	0.14	0.30	0.43	0.44	0.32
Net realized and unrealized gain (loss) on investments and futures contracts	0.04	0.05	0.41	(0.01)	(0.15)
TOTAL FROM INVESTMENT OPERATIONS	0.18	0.35	0.84	0.43	0.17
Less Distributions:
Distributions from net investment income	(0.15)	(0.30)	(0.43)	(0.43)	(0.32)
Net Asset Value, End of Period	$10.88	$10.85	$10.80	$10.39	$10.39
Total Return[1]	1.66%	3.30%	8.31%	4.21%	1.64%
Ratios to Average Net Assets:
Net expenses	0.80%	0.79%	0.79%	0.79%	0.79%
Net investment income	1.22%	2.87%	4.17%	4.14%	3.03%
Expense waiver/reimbursement[2]	0.16%	0.25%	0.28%	0.28%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$38,798	$19,588	$15,060	$20,972	$34,600
Portfolio turnover	259%	163%	113%	167%	45%
1	Based on net asset value.
2	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights - Class Y Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.85	$10.80	$10.39	$10.39	$10.54
Income From Investment Operations:
Net investment income	0.20	0.35	0.48	0.48	0.37
Net realized and unrealized gain (loss) on investments and futures contracts	0.03	0.05	0.41	(0.00)[1]	(0.15)
TOTAL FROM INVESTMENT OPERATIONS	0.23	0.40	0.89	0.48	0.22
Less Distributions:
Distributions from net investment income	(0.20)	(0.35)	(0.48)	(0.48)	(0.37)
Net Asset Value, End of Period	$10.88	$10.85	$10.80	$10.39	$10.39
Total Return[2]	2.17%	3.80%	8.83%	4.72%	2.14%
Ratios to Average Net Assets:
Net expenses	0.30%	0.30%	0.30%	0.30%	0.30%
Net investment income	1.83%	3.25%	4.51%	4.64%	3.57%
Expense waiver/reimbursement[3]	0.16%	0.24%	0.27%	0.28%	0.28%
Supplemental Data:
Net assets, end of period (000 omitted)	$238,365	$257,807	$190,143	$71,560	$152,061
Portfolio turnover	259%	163%	113%	167%	45%
1	Represents less than $0.01.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2009 to February 28, 2010.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 9/1/2009	Ending Account Value 2/28/2010	Expenses Paid During Period[1]
Actual:
Institutional Shares	$1,000	$1,008.80	$2.24
Institutional Service Shares	$1,000	$1,007.00	$4.03
Class Y Shares	$1,000	$1,009.50	$1.49
Hypothetical (assuming a 5% return before expenses):
Institutional Shares	$1,000	$1,022.56	$2.26
Institutional Service Shares	$1,000	$1,020.78	$4.06
Class Y Shares	$1,000	$1,023.31	$1.51
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Institutional Shares	0.45%
Institutional Service Shares	0.81%
Class Y Shares	0.30%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period ended February 28, 2010, was 2.17% for the Class Y Shares, 2.03% for the Institutional Shares and 1.66% for the Institutional Service Shares. By comparison, the Bank of America Merrill Lynch 1-3 Year Treasury Index (Index),1 had a return of 2.19% during the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses not reflected in the total return of the Index.

The Fund's investment strategy focused on: (a) sector allocation; (b) security selection; and (c) maturity.

For the purposes of the following, the discussion will focus on the performance of the Fund's Class Y Shares.

MARKET OVERVIEW

The beginning of the Fund's fiscal year marked the high point in investor risk aversion as well as the nadir in the stock market after a tumultuous 2008. Three-year Treasury yields, driven by flight-to-quality buying from investors fleeing riskier asset classes such as stocks and real estate, traded with yields as low as 1.13% in March 2009, coinciding with the 676 trough of the S&P 500. Recession fears drove risky asset prices lower and propelled risk-free Treasury prices higher.

But in the second half of March 2009, risk aversion began to dissipate, thanks in no small part to unprecedented and massive government intervention. Monetary and fiscal stimuli gained traction, and investors began to leave the safety of Treasury securities for stocks, corporate bonds and other higher-yielding assets. As a result, Treasury yields rose and prices fell, with longer maturity Treasuries falling more in price than shorter maturity Treasuries. By February 28, 2010, three-year Treasury yields had risen to 1.33%. By contrast, 10-year Treasury yields jumped from a low of 2.54% in March 2009 to 3.61% on February 28, 2010.

1	Bank of America Merrill Lynch 1-3 Year Treasury Index is an unmanaged index tracking short-term government securities with maturities between 1 and 2.99 years. The Index is produced by Bank of America Merrill Lynch, Pierce, Fenner & Smith, Inc. This index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

After four consecutive quarters of Gross Domestic Product contraction, growth turned positive in the third quarter of 2009, registering a 2.2% gain. This was followed by a strong 5.9% gain in the fourth quarter of 2009. In addition to the government's fiscal and monetary stimuli, factors driving growth included a reduction in job losses, an export sector boosted by recovering growth overseas, a manufacturing sector helped by inventory restocking from depressed levels, signs of stabilization in the housing market and a surge in business investment. Nonetheless, significant economic headwinds remained, including growing problems in the commercial mortgage market, stagnant wage growth, high unemployment and the inability or unwillingness of banks to increase lending. Despite the uptick since March 2009, interest rates remained low by historical standards.

At the end of the reporting period, the Fund's duration position was shorter than the Index. The Fund retained its bias to shorter and longer maturities over intermediate maturities and had a significant allocation to agency and FDIC-guaranteed bonds due to their yield advantage over Treasuries and, in the case of FDIC-guaranteed debt, comparable credit quality. The Fund also had a small position in Treasury Inflation-Protected Securities as a hedge against central bank policy error.

SECTOR ALLOCATION

The Fund's allocation to government agency securities and FDIC-guaranteed bonds of financial issuers benefitted performance. Both of these sectors significantly outperformed Treasuries in the reversal of flight-to-quality buying.

SECURITY SELECTION

Security selection also boosted performance, in particular callable agencies, which benefitted from a decline in interest rate volatility, and Treasury Inflation-Protected Securities, which benefitted from significant buying by pension funds and foreign central banks.

MATURITY

Detracting from performance relative to the Index was an overweight to short and long maturity securities at the expense of intermediate maturity securities. The Fund's duration range relative to the Index hurt performance early in the reporting period, but helped performance later in the period. Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.2

2	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated U.S. Government Securities Fund: 1-3 Years (Institutional Shares) (the “Fund”) from February 28, 2000 to February 28, 2010, compared to the Bank of America Merrill Lynch 1-3 Year Treasury Index (BAML1-3T)2 and the Lipper Short U.S. Government Funds Average (LSUSGFA).3

Average Annual Total Returns for the Period Ended 2/28/2010
1 Year	2.03%
5 Years	4.24%
10 Years	4.09%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BAML1-3T and the LSUSGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The BAML1-3T is not adjusted to reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The BAML1-3T is an unmanaged index tracking short-term government securities with maturities between 1 and 2.99 years. This index is produced by Bank of America Merrill Lynch, Pierce, Fenner & Smith, Inc. Investments can not be made directly in an index.
3	The LSUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective categories indicated. These figures do not reflect any sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated U.S. Government Securities Fund: 1-3 Years (Institutional Service Shares) (the “Fund”) from February 28, 2000 to February 28, 2010, compared to the Bank of America Merrill Lynch 1-3 Year Treasury Index (BAML1-3T)2 and the Lipper Short U.S. Government Fund Average (LSUSGFA).3

Average Annual Total Returns for the Period Ended 2/28/2010
1 Year	1.66%
5 Years	3.79%
10 Years	3.74%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BAML1-3T and the LSUSGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The BAML1-3T is not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The BAML1-3T is an unmanaged index tracking short-term government securities with maturities between 1 and 2.99 years. This index is produced by Bank of America Merrill Lynch, Pierce, Fenner & Smith, Inc. Investments can not be made directly in an index.
3	The LSUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective categories indicated. These figures do not reflect sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS Y SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated U.S. Government Securities Fund: 1-3 Years (Class Y Shares) (the “Fund”) from August 1, 2001 (start of performance) to February 28, 2010, compared to the Bank of America Merrill Lynch 1-3 Year Treasury Index (BAML1-3T)2 and the Lipper Short U.S. Government Funds Average (LSUSGFA).3

Average Annual Total Returns for the Period Ended 2/28/2010
1 Year	2.17%
5 Years	4.30%
Start of Performance (8/1/2001)	3.59%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BAML1-3T and the LSUSGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The BAML1-3T is not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The BAML1-3T is an unmanaged index tracking short-term government securities with maturities between 1 and 2.99 years. This index is produced by Bank of America Merrill Lynch, Pierce, Fenner & Smith, Inc. Investments can not be made directly in an index.
3	The LSUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective categories indicated. These figures do not reflect sales charges.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)

At February 28, 2010, the Fund's portfolio composition1 was as follows:

Type of Investments	Percentage of Total Net Assets
FDIC Guaranteed Debt Securities	36.0%
U.S. Treasury Securities	35.9%
U.S. Government Agency Securities	26.8%
Derivative Contracts[2,3]	(0.0)%
Securities Lending Collateral[4]	2.7%
Cash Equivalents[5]	0.8%
Other Assets and Liabilities — Net[6]	(2.2)%
TOTAL	100.0%

At February 28, 2010, the Fund's effective maturity7 schedule was as follows:

Securities With an Effective Maturity of:	Percentage of Total Net Assets
Less than 1 Year	13.3%
1-3 Years	82.2%
Greater than 3 Years	3.2%
Securities Lending Collateral[4]	2.7%
Cash Equivalents[5]	0.8%
Other Assets and Liabilities — Net[6]	(2.2)%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities and derivative contracts in which the Fund invests.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.
3	Represents less than 0.1%.
4	Represents cash collateral received from portfolio securities on loan which are invested in short-term investments such as repurchase agreements or money market mutual funds.
5	Cash Equivalents include any investment in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
7	For callable investments, “effective maturity” is the unexpired period until the earliest date the investment is subject to prepayment or repurchase by the issuer (and market conditions indicate that the issuer will prepay or repurchase the investment). For all other investments, “effective maturity” is the unexpired period until the final maturity.
Annual Shareholder Report

Portfolio of Investments

February 28, 2010

Principal Amount or Shares			Value
		U.S. Treasury Notes – 35.9%
$5,000,000		4.500%, 5/15/2010	5,045,313
9,000,000		3.875%, 9/15/2010	9,178,770
25,000,000		2.000%, 9/30/2010	25,260,742
15,000,000		4.375%, 12/15/2010	15,486,034
5,000,000		0.875%, 12/31/2010	5,024,219
9,760,000		0.875%, 2/28/2011	9,810,122
51,500,000		1.000%, 7/31/2011	51,870,105
3,000,000		1.375%, 2/15/2012	3,033,935
7,000,000		1.875%, 6/15/2012	7,144,572
12,011,300		U.S. Treasury Inflation-Protected Note, 3.000%, 7/15/2012	12,995,701
15,000,000		3.625%, 12/31/2012	16,001,973
16,500,000	[1]	1.375%, 1/15/2013	16,537,608
26,500,000		1.375%, 2/15/2013	26,528,986
7,000,000	[2]	2.750%, 10/31/2013	7,265,234
8,091,600		U.S. Treasury Inflation-Protected Note, 1.875%, 7/15/2019	8,416,010
4,600,000		3.625%, 8/15/2019	4,615,813
		TOTAL U.S. TREASURY NOTES (IDENTIFIED COST $221,415,184)	224,215,137
		Government Agencies – 26.8%
		Federal Farm Credit System – 9.2%
35,000,000		1.875%, 12/7/2012	35,432,215
21,500,000		2.125%, 6/18/2012	21,989,955
		TOTAL	57,422,170
		Federal Home Loan Bank System – 15.2%
35,000,000		0.500%, 3/29/2011	35,014,574
26,000,000		0.500%, 4/28/2011	26,015,777
20,000,000		0.500%, 8/11/2011	19,946,783
13,000,000		2.000%, 7/27/2012	13,077,353
900,000		4.000%, 8/27/2012	915,798
		TOTAL	94,970,285
		Federal National Mortgage Association – 2.4%
15,000,000		0.138%, 3/11/2010	14,999,998
		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $166,351,180)	167,392,453
Annual Shareholder Report

Principal Amount or Shares			Value
		FDIC Guaranteed Debt – 36.0%
$20,000,000		Citibank N.A., 1.375%, 8/10/2011	20,218,800
23,000,000		Citibank N.A., 1.500%, 7/12/2011	23,274,484
25,000,000		Citigroup, Inc., 1.375%, 5/5/2011	25,267,369
19,240,000		General Electric Capital Corp., 1.800%, 3/11/2011	19,524,126
20,500,000		General Electric Capital Corp., 2.000%, 9/28/2012	20,833,577
12,500,000		General Electric Capital Corp., 3.000%, 12/9/2011	12,973,011
7,000,000		General Motors Acceptance Corp., LLC, 1.750%, 10/30/2012	7,064,634
33,000,000		General Motors Acceptance Corp., LLC, 2.200%, 12/19/2012	33,650,271
7,000,000		JPMorgan Chase & Co, 1.650%, 2/23/2011	7,088,362
8,600,000		JPMorgan Chase & Co., 2.200%, 6/15/2012	8,803,312
25,000,000		Morgan Stanley, 2.250%, 3/13/2012	25,650,586
12,500,000		Morgan Stanley, 3.250%, 12/1/2011	13,032,274
6,700,000		Wells Fargo & Co., 2.125%, 6/15/2012	6,848,636
		TOTAL FDIC GUARANTEED DEBT (IDENTIFIED COST $220,472,853)	224,229,442
		MUTUAL FUND – 0.8%
5,049,700	[3,4]	Government Obligations Fund, Institutional Shares, 0.02% (AT NET ASSET VALUE)	5,049,700
		Repurchase Agreement – 2.7%
16,570,000		Interest in $2,000,000,000 joint repurchase agreement 0.12%, dated 2/26/2010 under which RBS Securities, Inc. will repurchase securities provided as collateral for $2,000,020,000 on 3/1/2010. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 4/25/2044 and the market value of those underlying securities was $2,060,002,070. (purchased with proceeds from securities lending collateral). (AT COST)	16,570,000
		TOTAL INVESTMENTS — 102.2% (IDENTIFIED COST $629,858,917)[5]	637,456,732
		OTHER ASSETS AND LIABILITIES - NET — (2.2)%[6]	(13,721,914)
		TOTAL NET ASSETS — 100%	$623,734,818
  At February 28, 2010, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
7U.S. Treasury Note 2-Year Short Futures	200	$43,487,500	June 2010	$(84,807)
7U.S. Treasury Note 10-Year Long Futures	100	$11,748,438	June 2010	$59,181
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(25,626)
  Net Unrealized Depreciation on Futures Contracts is included in “Other Assets and Liabilities — Net.”
Annual Shareholder Report

  Note: The categories of investments are shown as a percentage of total net assets at February 28, 2010.
  Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
  Level 1 — quoted prices in active markets for identical securities
  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
  The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
  The following is a summary of the inputs used, as of February 28, 2010, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Debt Securities:
U.S. Treasury Notes	$ —	$224,215,137	$ —	$224,215,137
Government Agencies	—	167,392,453	—	167,392,453
FDIC Guaranteed Debt	—	224,229,442	—	224,229,442
Mutual Fund	5,049,700	—	—	5,049,700
Repurchase Agreement	—	16,570,000	—	16,570,000
TOTAL SECURITIES	$5,049,700	$632,407,032	$ —	$637,456,732
OTHER FINANCIAL INSTRUMENTS*	$(25,626)	$ —	$ —	$(25,626)
*	Other financial instruments include futures contracts.
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities

February 28, 2010

Assets:
Total investments in securities, at value including $5,049,700 of investments in an affiliated issuer (Note 5) and $16,036,469 of securities loaned (identified cost $629,858,917)		$637,456,732
Income receivable		2,593,483
Receivable for shares sold		864,551
Receivable for daily variation margin		9,375
TOTAL ASSETS		640,924,141
Liabilities:
Payable for shares redeemed	$374,378
Payable for collateral due to broker for securities lending	16,570,000
Income distribution payable	81,140
Payable for Directors'/Trustees' fees	672
Payable for distribution services fee (Note 5)	7,025
Payable for shareholder services fee (Note 5)	86,985
Accrued expenses	69,123
TOTAL LIABILITIES		17,189,323
Net assets for 57,309,974 shares outstanding		$623,734,818
Net Assets Consist of:
Paid-in capital		$616,523,370
Net unrealized appreciation of investments and futures contracts		7,572,189
Accumulated net realized loss on investments and futures contracts		(418,451)
Undistributed net investment income		57,710
TOTAL NET ASSETS		$623,734,818
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$346,571,214 ÷ 31,843,122 shares outstanding, no par value, unlimited shares authorized		$10.88
Institutional Service Shares:
$38,798,373 ÷ 3,564,805 shares outstanding, no par value, unlimited shares authorized		$10.88
Class Y Shares:
$238,365,231 ÷ 21,902,047 shares outstanding, no par value, unlimited shares authorized		$10.88
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations

Year Ended February 28, 2010

Investment Income:
Dividends received from an affiliated issuer (Note 5)		$161
Interest (including income on securities loaned of $210,342)		14,437,895
TOTAL INCOME		14,438,056
Expenses:
Investment adviser fee (Note 5)	$2,124,666
Administrative personnel and services fee (Note 5)	522,848
Custodian fees	27,145
Transfer and dividend disbursing agent fees and expenses	102,990
Directors'/Trustees' fees	14,578
Auditing fees	23,500
Legal fees	9,439
Portfolio accounting fees	129,285
Distribution services fee — Institutional Service Shares (Note 5)	105,266
Shareholder services fee — Institutional Shares (Note 5)	506,410
Shareholder services fee — Institutional Service Shares (Note 5)	104,760
Account administration fee — Institutional Shares	5,338
Account administration fee — Institutional Service Shares	505
Share registration costs	103,266
Printing and postage	39,177
Insurance premiums	5,577
Miscellaneous	16,153
TOTAL EXPENSES	3,840,903
Annual Shareholder Report

Statement of Operations — continued
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(1,054,312)
Waiver of administrative personnel and services fee	(10,165)
Waiver of distribution services fee — Institutional Service Shares	(375)
Reimbursement of shareholder services fee — Institutional Shares	(34,169)
Reimbursement of shareholder services fee — Institutional Service Shares	(356)
TOTAL WAIVERS AND REIMBURSEMENTS		$(1,099,377)
Net expenses			$2,741,526
Net investment income			11,696,530
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			4,595,352
Net realized loss on futures contracts			(1,578,999)
Net change in unrealized appreciation of investments			(2,005,541)
Net change in unrealized depreciation of futures contracts			396,104
Net realized and unrealized gain on investments and futures contracts			1,406,916
Change in net assets resulting from operations			$13,103,446
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended February 28	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income	$11,696,530	$18,406,054
Net realized gain on investments and futures contracts	3,016,353	9,692,402
Net change in unrealized appreciation/depreciation of investments and futures contracts	(1,609,437)	(4,982,789)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	13,103,446	23,115,667
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(5,926,821)	(8,966,592)
Institutional Service Shares	(511,400)	(1,174,686)
Class Y Shares	(5,318,468)	(8,186,197)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(11,756,689)	(18,327,475)
Share Transactions:
Proceeds from sale of shares	458,887,423	563,851,984
Proceeds from shares issued in connection with the tax-free transfer of assets from Fulton Financial Common Trust Fund	—	7,022,283
Net asset value of shares issued to shareholders in payment of distributions declared	10,560,729	16,856,843
Cost of shares redeemed	(458,416,082)	(454,367,570)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	11,032,070	133,363,540
Change in net assets	12,378,827	138,151,732
Net Assets:
Beginning of period	611,355,991	473,204,259
End of period (including undistributed net investment income of $57,710 and $117,869, respectively)	$623,734,818	$611,355,991
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements

February 28, 2010

1. ORGANIZATION

Federated U.S. Government Securities Fund: 1-3 Years (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund offers three classes of shares: Institutional Shares, Institutional Service Shares and Class Y Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income.

On January 16, 2009, the Fund received assets from Fulton Financial Common Trust Fund as the result of a tax-free reorganization, as follows:

Institutional Shares of the Fund Issued	Fulton Financial Common Trust Fund Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
643,656	$7,022,283	$101,962	$617,125,972	$624,148,255
1	Unrealized Appreciation is included in the Fulton Financial Common Trust Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Annual Shareholder Report

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

Annual Shareholder Report

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. Distributions of net investment income are declared daily and paid monthly. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended February 28, 2010, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of February 28, 2010, tax years 2007 through 2010 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

Annual Shareholder Report

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments

	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for daily variation margin	$(25,626)*	—	—
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2010

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(1,578,999)
Annual Shareholder Report

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Interest rate contracts	$396,104

Securities Lending

The Fund participates in a securities lending program providing for the lending of government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of February 28, 2010, securities subject to this type of arrangements and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$16,036,469	$16,570,000

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended February 28	2010		2009
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	20,786,147	$225,692,234	27,917,967	$299,461,016
Shares issued in connection with the tax-free transfer of assets from Fulton Financial Common Trust Fund	—	—	643,656	7,022,283
Shares issued to shareholders in payment of distributions declared	459,868	4,995,502	739,489	7,929,149
Shares redeemed	(20,173,282)	(218,798,043)	(23,347,799)	(249,285,885)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	1,072,733	$11,889,693	5,953,313	$65,126,563
Annual Shareholder Report

Year Ended February 28	2010		2009
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	7,721,787	$83,945,406	7,147,583	$76,887,909
Shares issued to shareholders in payment of distributions declared	38,663	419,984	98,158	1,049,052
Shares redeemed	(6,000,210)	(65,160,294)	(6,835,802)	(73,299,456)
NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	1,760,240	$19,205,096	409,939	$4,637,505
Year Ended February 28	2010		2009
Class Y Shares:	Shares	Amount	Shares	Amount
Shares sold	13,760,375	$149,249,783	17,645,700	$187,503,059
Shares issued to shareholders in payment of distributions declared	473,708	5,145,243	735,153	7,878,642
Shares redeemed	(16,085,825)	(174,457,745)	(12,234,949)	(131,782,229)
NET CHANGE RESULTING FROM CLASS Y SHARE TRANSACTIONS	(1,851,742)	$(20,062,719)	6,145,904	$63,599,472
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	981,231	$11,032,070	12,509,156	$133,363,540

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended February 28, 2010 and 2009, was as follows:

	2010	2009
Ordinary income	$11,756,689	$18,327,475

As of February 28, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$62,665
Undistributed long term capital gains	$343,396
Net unrealized appreciation	$7,576,542
Straddle loss deferral	$(771,155)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and TIPS.

At February 28, 2010, the cost of investments for federal tax purposes was $629,880,190. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from futures contracts was $7,576,542. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $7,692,783 and net unrealized depreciation from investments for those securities having an excess of cost over value of $116,241.

The Fund used capital loss carryforwards of $3,847,011 to offset taxable capital gains realized during the year ended February 28, 2010.

Annual Shareholder Report

As of February 28, 2010, for federal income tax purposes, the Fund had $771,155 in straddle loss deferrals.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.30% of the Fund's average daily net assets. Prior to April 30, 2009, the advisory agreement between the Fund and the Adviser provided for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended February 28, 2010, the Adviser voluntarily waived $877,963 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended February 28, 2010, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $10,165 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Institutional Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually, to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended February 28, 2010, FSC voluntarily waived $375 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended February 28, 2010, FSC retained $104,891 of fees paid by the Fund.

Annual Shareholder Report

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Institutional Shares and Institutional Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. For the year ended February 28, 2010, FSSC voluntarily reimbursed $34,525 of shareholder services fees. For the year ended February 28, 2010, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Institutional Service Shares and Class Y Shares (after the voluntary waivers and reimbursements) will not exceed 0.46%, 0.80% and 0.30%, respectively, (the “Fee Limit”) through the later of (the “Termination Date”): (a) April 30, 2011, or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date; these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Trustees.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended February 28, 2010, the Adviser reimbursed $176,349. Transactions with the affiliated company during the year ended February 28, 2010, were as follows:

Affiliate	Balance of Shares Held 2/28/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 2/28/2010	Value	Dividend Income
Government Obligations Fund, Institutional Shares	254,758,812	2,254,935,363	2,504,644,475	5,049,700	$5,049,700	$161

6. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended February 28, 2010, were as follows:

Purchases	$205,087,999
Sales	$ —
Annual Shareholder Report

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of February 28, 2010, there were no outstanding loans. During the year ended February 28, 2010, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of February 28, 2010, there were no outstanding loans. During the year ended February 28, 2010, the program was not utilized.

9. Legal Proceedings

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (Federated Funds) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving another Federated Fund. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel, have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though, the other Federated Fund noted above could potentially receive a recovery in the action alleging excessive advisory fees). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity Annual Shareholder Report and/or other developments resulting from the allegations in these matters will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

10. Subsequent events

Management has evaluated subsequent events through the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS and board of trustees OF Federated U.s. Government Securities Fund: 1-3 Years:

We have audited the accompanying statement of assets and liabilities of Federated U.S. Government Securities Fund: 1-3 Years (the “Fund”), including the portfolio of investments, as of February 28, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated U.S. Government Securities Fund: 1-3 Years at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 21, 2010

Annual Shareholder Report

Board of Trustees and Fund Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Fund comprised one portfolio, and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested TRUSTEES Background

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: January 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: July 1999	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT TRUSTEES Background

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Qualifications: Business management and director experience.
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, public accounting and director experience.
R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Qualifications: Legal, government, business management and mutual fund director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
Qualifications: Business management, education and director experience.
Annual Shareholder Report

OFFICERS

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: June 1995	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: February 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Donald T. Ellenberger Birth Date: July 24, 1958 VICE PRESIDENT Began serving: August 2005	Principal Occupations: Donald T. Ellenberger has been the Fund's Portfolio Manager since June 2005. He is Vice President of the Fund. He joined Federated in 1996 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He became a Senior Vice President of the Fund's Adviser in January 2005 and served as a Vice President of the Fund's Adviser from 1997 through 2004. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract - May 2009

Federated U.S. Government Securities Fund: 1-3 Years (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons Annual Shareholder Report with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the one-year, three-year and five-year periods covered by the report, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to Annual Shareholder Report the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers. In this regard, it was noted that in November 2008, the Fund's contractual advisory fee was reduced by 10 basis points.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these Annual Shareholder Report circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated U.S. Government Securities Fund: 1-3 Years
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31428M100
Cusip 31428M209
Cusip 31428M308

30215 (4/10)

Federated is a registered mark of Federated Investors, Inc.
2010 Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr. and Thomas M. O’Neill.

Item 4.                      Principal Accountant Fees and Services

(a)           Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $23,500

Fiscal year ended 2009 - $23,500

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $31

Fiscal year ended 2009 - $0

Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $0

Fiscal year ended 2009 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $0

Fiscal year ended 2009 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2010 - $367,081

Fiscal year ended 2009 - $130,816

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                                Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                                Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated U.S. Government Securities Fund: 1-3 Years

By	/S/ _Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	April 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue, Principal Executive Officer
Date	April 21, 2010

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	April 21, 2010